EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Scott Cooley, as Chief Financial Officer of Morningstar, Inc. (the Company), certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott Cooley
Scott Cooley
Chief Financial Officer

Date: May 4, 2011

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